UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ELDORADO ARTESIAN SPRINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELDORADO ARTESIAN SPRINGS, INC.
1783 Dogwood Street, Louisville, CO 80027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held September 22, 2014

To Our Shareholders:

The annual meeting of shareholders of Eldorado Artesian Springs, Inc., a Colorado corporation, will be held at 10:00 a.m., Mountain Daylight Time, on Monday September 22, 2014 at the Company’s executive offices located at 1783 Dogwood Street, Louisville, Colorado 80027, and at any and all adjournments thereof, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

1.           To elect four directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;

2.           To ratify the appointment of EKS&H, LLLP, as the Company’s independent registered public accountants for the fiscal year ending March 31, 2015;

3.           To cast a non-binding, advisory vote on the compensation of the Company’s named executive officers as disclosed in the section of the accompanying proxy statement entitled “Executive Compensation”;

4.           To cast a non-binding, advisory vote as to the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers; and

5.           To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on August 1, 2014 as fixed by action of the Board of Directors will be entitled to notice of, and to vote at, the meeting or at any and all adjournments thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INSURE YOUR REPRESENTATION AND A QUORUM AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.  Your prompt return of your proxy card will not prevent you from voting in person, should you so desire, but will help assure a quorum and avoid added solicitation costs.  Your proxy may be revoked by you at any time before it is voted by delivering a written revocation or a duly executed proxy bearing a later date with the Company at the Company’s principal address indicated above or by casting a ballot in person at the annual meeting. However, your presence at the annual meeting alone will not be sufficient to revoke your previously-granted proxy or vote.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  Cathleen Shoenfeld
Cathleen Shoenfeld, Secretary

Louisville, Colorado
July 29, 2014

ELDORADO ARTESIAN SPRINGS, INC.
1783 Dogwood Street, Louisville, CO 80027

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 22, 2014

SOLICITATION OF PROXIES

This proxy statement, together with the accompanying proxy card, is furnished in connection with the Board of Directors’ solicitation of proxies for use at the annual meeting of shareholders of Eldorado Artesian Springs, Inc. (the “Company”), to be held at 10:00 a.m., Mountain Daylight Time, on Monday September 22, 2014, at the Company’s executive offices located at 1783 Dogwood Street, Louisville, Colorado 80027, and at any and all adjournments thereof.  It is anticipated that this proxy statement and the accompanying proxy card will be mailed to the Company’s shareholders on or about August 6, 2014.  Any shareholder who executes and returns a proxy may revoke it by delivering a written revocation to the offices of the Company at any time before such proxy is voted at the meeting; by submitting a duly executed proxy bearing a later date at any time before the meeting; or by casting a ballot in person at the annual meeting.  However, your presence at the annual meeting alone will not be sufficient to revoke your previously-granted proxy or vote.

The cost of solicitation of proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred by them in sending proxy material to the beneficial owners of the Company’s stock.  Brokerage houses, custodians, nominees and fiduciaries are requested to vote directly, in accordance with applicable law, proxies held for their beneficial owners. In addition to solicitation by mail, certain directors, officers and regular employees of the Company may solicit proxies by telephone.  No additional remuneration will be paid for such solicitation.

SHARES OUTSTANDING AND VOTING RIGHTS

The Board of Directors has fixed the close of business on August 1, 2014, as the record date for determining the holders of the Company’s $0.001 par value common stock who will be entitled to notice of and to vote at the meeting.  On August 1, 2014, the Company had issued and outstanding 6,036,091 shares of the Company’s $0.001 par value common stock.  Holders of the Company’s common stock are entitled to one vote for each share owned as of the record date.  None of the matters to be presented at the meeting will entitle any shareholder to dissenters’ rights.  The presence in person or by proxy of the holders of a majority of the shares outstanding and entitled to vote at the meeting shall constitute a quorum.  There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting).  If a shareholder submits a properly executed proxy card, even if the shareholder abstains from voting, the shareholder’s shares will be counted for purposes of determining the presence of a quorum.  If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.  For the election of directors, the four nominees receiving the most “FOR” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected.  The other proposals are non-binding, advisory votes; the Board of Directors will give due consideration the outcome of such votes.

A vote withheld for a nominee in the election of directors will have the same effect as a vote against the nominee.  For purposes of determining whether any of the other proposals has received the requisite vote, where a shareholder abstains from voting, it will have the same effect as a vote against the proposal.  In tabulating the voting results for any of the proposals expected to be presented at the meeting, shares that constitute “broker non-votes” will not be included in the vote totals, and therefore will have no effect on the outcome of the vote of any of the proposals.  If a quorum is not present at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy.  If a majority of the shareholders present or represented by proxy vote for adjournment, it is the Company’s intention to adjourn the meeting until a later date and to vote proxies at such adjourned meeting(s).

The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) “FOR” the election of each of the four nominees named herein for the office of director, (ii) “FOR” the ratification of the appointment of EKS&H, LLLP, independent registered public accountants, as the auditors of the Company for the fiscal year ending March 31, 2015; (iii) “FOR” approval of the compensation of our named executive officers, (iv) “1 YEAR”  as to the frequency of voting on compensation of our named executive officers and (v) at the discretion of the proxy holders on any other matter that may property come before the meeting or any adjournment thereof.

Where shareholders have appropriately specified how their proxies are to be voted, they will be voted in accordance with such instructions.  If any other matter of business is properly brought before the meeting, the proxy holders may vote the proxies on such matters at their discretion.  The directors do not know of any such other matter or business.

The Company will publish the voting results in its Form 10-Q for the second fiscal quarter, which it will file with the Securities and Exchange Commission in November 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the common stock of the Company as of July 28, 2014, for (i) each person known by the Company to own beneficially more than 5% of the Company’s common stock, (ii) each named executive officer, (iii) each of the Company’s directors and director nominees, and (iv) all directors and executive officers as a group.  Applicable percentage ownership in the following table is based on 6,135,091 shares of common stock outstanding as of July 28, 2014, including securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities and Exchange Act of 1934, as amended.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities.  Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Unless indicated below, the address of each of the principal shareholders is c/o Eldorado Artesian Springs, Inc., 1783 Dogwood Street, Louisville, Colorado 80027.

Name and Address	Shares Beneficially Owned		Percentage of Class

Douglas A. Larson	987,181	(1)	16.1%
Kevin M. Sipple	1,527,348		24.9%
Jeremy S. Martin	1,542,120		25.1%
Cathleen Shoenfeld	18,000		less than 1%

All officers and directors as a group, 6 persons (2)	4,074,649		66.4%
____________________
(1)	Mr. Larson’s shares also include 13,171 shares held by Mr. Larson’s spouse. Mr. Larson has no voting or investment authority over the shares owned by his wife.
(2)	Kate Janssen, who is an executive officer of the Company and J. Ross Colbert, who is an independent director, do not beneficially own any shares of common stock.

Compliance with Section 16(a)

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and beneficial owners of more than 10% of the Company’s outstanding common stock (collectively, “Insiders”) to file reports with the SEC disclosing direct and indirect ownership of the Company’s common stock and changes in such ownership. The rules of the SEC require Insiders to provide the Company with copies of all Section 16(a) reports filed with the SEC. Based solely upon a review of copies of Section 16(a) reports received, the Company believes that during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% shareholders were timely met.

ELECTION OF DIRECTORS
(Proposal #1)

The Company’s entire Board of Directors, which currently consists of four directors, is elected annually by the shareholders.  A Board of four directors is to be elected at the meeting.  The Company’s Bylaws provide that the number of directors constituting the Board shall be between one and seven, to be fixed by the Board from time to time.  The Board of Directors recommends the election as directors of the four nominees listed below, to hold office until the next annual meeting of shareholders or until their successors are elected and qualified or until the earlier of their death, resignation or removal.  There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected or nominated as a director.  There is no family relationship between any director or nominee for director and any other director, nominee or executive officer of the Company.

The enclosed proxy provides that each shareholder may specify that his or her shares be voted “FOR” the election of the four nominees named herein as directors with provision to “withhold authority” as to any individual director.  At the annual meeting, the shares represented by the proxies will be voted in accordance with shareholder instructions, and, if no instructions are given, for the election of the four nominees.  In the event any nominee is unable or declines to serve, which the Board does not anticipate, it is intended that such proxies will be voted for the election of the remaining nominees and for substitute nominees, if any, recommended by the Board of Directors.

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with the Company presently held by him or her, and the commencement of their term as a director.  Kevin Sipple, who is currently a director, is not standing for re-election at the 2014 annual meeting.

Name	Age	Position(s)	Director Since

Douglas A. Larson	59	President and Director	1986

Jeremy S. Martin	59	Vice President of Marketing and Director	1986

J. Ross Colbert	58	Director	2007

Jane S. Miller	55	Director	2014

The Board of Directors is composed of a diverse group of leaders in their respective fields.  The current directors have senior leadership experience with years of experience in many different types of companies. The current directors have experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance and mergers and acquisitions. Further, the current directors have extensive experience within the beverage industry which provides insight into strategic and operational issues faced by us.  The Board believes that the above-mentioned attributes, along with the leadership skills and other experiences of the directors as described for each director below, provide us with a diverse range of perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

The principal occupation and business experience of each nominee for director is set forth below.

Douglas A. Larson was a co-founder of Eldorado, has served as a director since 1986 and has been President of Eldorado since 1991.  Mr. Larson’s responsibilities include corporate strategy and administration of all operating activities at Eldorado.  Before his association with Eldorado, Mr. Larson worked as a stockbroker with Richey-Frankel and Co. from 1981 to 1983 and with B.J. Leonard, Inc. from 1980 to 1981.  Mr. Larson holds a Bachelor of Science Degree in Business Finance from the University of Colorado. The Board believes that Mr. Larson’s prior experience with the financial markets as a former stockbroker, his executive management experience and his knowledge of the beverage industry provides us with valuable insight to our product development, operational and financial challenges and qualify him to serve as a member of our Board of Directors.  Mr. Larson has served as a director of the Company for 28 years.

Jeremy S. Martin was a co-founder of Eldorado, has served as a director since 1986 and has served as Vice President since 1985.  Mr. Martin’s responsibilities include special event promotions and public relations.  Before his association with Eldorado, Mr. Martin was an independent distributor for Sunasu International, a nutritional products manufacturer.  Mr. Martin holds a Bachelor of Science Degree in Business from the University of Colorado. The Board believes that Mr. Martin’s prior experience as a distributor for a major nutritional products manufacturer and his knowledge regarding our sales and marketing operations, including current industry trends and conditions, qualify him to serve as a member of our Board of Directors.  Mr. Martin has served as a director of the Company for 28 years.

J. Ross Colbert has served as a director of Eldorado since 2007.  Mr. Colbert is the Global Strategist for Beverages with Rabobank in their Food and Agribusiness Research and Advisory (FAR) group based in New York. Mr. Colbert has over 22 years of beverage industry experience. He has completed more than 60 transactions across numerous industry segments including soft drinks, bottled water, juice, beer, contract packaging, equipment suppliers and packing companies.  He has advised several of the largest national and global beverage companies such as Nestle, Cadbury Schwepps, Heineken and PepsiCo, as well as many privately-owned, middle market companies in the industry.  Mr. Colbert has also worked closely with leading private equity funds and financial institutions in structuring beverage industry acquisitions and divestitures.  Mr. Colbert graduated from the University of Hawaii and completed the Executive Program of the Wharton School of Business of the University of Pennsylvania.  He received an MBA from the University of New Haven. The Board believes that Mr. Colbert’s industry knowledge, experience in beverage industry mergers, acquisitions and financings, including valuation and strategic planning, and insight gained as a consultant to numerous industry participants, bring a valuable outside perspective to the Board and qualify him to serve as a member of our Board of Directors.  Mr. Colbert has served as a director of the Company for 7 years.

Jane S. Miller is the founder of a career advice website, Janeknows.com, and the author of Sleep Your Way to the Top (and other myths about business success).  She is deeply engaged as a mentor at the University of Colorado and as a board member of the Unreasonable Institute, Justin’s Nut Butter and Rework. She has thirty years in the corporate world holding c-suite positions at PepsiCo, Bestfoods, HJ Heinz and Hostess.  Most recently, she was the CEO of Rudi’s Organic Bakery, a private-equity backed company, from 2009 until it was sold to Hain-Celestial in April 2014.  Ms. Miller has a Russian Studies degree from Knox College in Galesburg, IL and an MBA from Southern Methodist University in Dallas, TX.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

CORPORATE GOVERNANCE

Code of Ethics

The Board has adopted a Code of Ethics to provide guidance on maintaining the Company’s commitment to being honest and ethical in its business endeavors.  The code covers a wide range of business practices, procedures and basic principles regarding corporate and personal conduct and applies to all directors, executives, officers and employees.  A copy of the code may be obtained by written request submitted to the Company’s Chief Financial Officer, Eldorado Artesian Springs, Inc., 1783 Dogwood Street, Louisville, Colorado 80027.

Independence of Directors

The Board has determined that J. Ross Colbert is an independent director as that term is defined under Nasdaq Listing Rule 5605(a)(2). Messrs. Larson, Sipple and Martin are not independent directors.

Meetings of the Board of Directors

During the fiscal year ended March 31, 2014, the Company’s Board of Directors held four meetings and took various other actions pursuant to unanimous written consent.  All directors attended 100% of the meetings of the Board.

Directors of the Company are required to attend annual meetings of shareholders either in person or via conference call. All directors were in attendance at the annual meeting held September 30, 2013.

Communications with the Board of Directors

Shareholders may communicate with the Board of Directors, non-management directors as a group, and individual directors by submitting their communications in writing to the Company’s Chief Financial Officer at Eldorado Artesian Springs, Inc., 1783 Dogwood Street, Louisville, Colorado 80027.  Any communications received that are directed to the Board will be processed by the Chief Financial Officer and distributed promptly to the Board or individual directors, as appropriate.  If it is unclear from the communication received whether it was intended or appropriate for the Board, the Chief Financial Officer will (subject to any applicable regulatory requirements) use his or her business judgment to determine whether such communication should be conveyed to the Board.

Board Committees

Because the Board of Directors consists of only four members and the Company’s operations are subject to oversight by a limited number of directors, the Board has not delegated any of its functions to committees and does not have an audit committee, a compensation committee or a nominating committee.  The functions customarily attributable to these committees currently are performed by the Board of Directors as a whole.

Director Nominations

The entire Board of Directors acts as the Company’s nominating committee and the Board has not adopted a nominating committee charter.  The Board believes that, considering the size of the Company and the Board of Directors, decisions relating to nominations for election to the Board can be made on a case-by-case basis by all members of the Board without the formality of a nominating committee.  The Board of Directors does not have an express, specific policy with regard to the consideration of any director candidates recommended by shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis.  However, the Board will consider shareholder recommendations for director nominees that are properly received in accordance with the Company’s bylaws and the applicable rules and regulations of the Securities and Exchange Commission.  The Board will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the Board does not currently have formal minimum criteria for nominees, the Company believes that its directors should have the highest professional and personal ethics and values. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interest of all shareholders. When considering potential director candidates, the Board considers the candidate’s character, judgment, diversity, age, skills, including financial literacy and experience in the context of the Company’s needs and the needs of the Board of Directors.  Substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for director and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board.

Audit Committee Functions

The entire Board of Directors acts as the Company’s audit committee and the Board has not adopted an audit committee charter.  The Board’s duties in its capacity as audit committee are as follows:  (i) review recommendations of the Company’s independent registered public accountants concerning the Company’s accounting principles, internal controls and accounting procedures and practices; (ii) review the scope of the annual audit; (iii) approve or disapprove each professional service or type of service other than standard auditing services to be provided by the registered public accountants; and (iv) review and discuss with the Company’s independent registered public accountants the Company’s audited financial statements.  The Board has determined that Mr. Colbert, an independent director, qualifies as an audit committee financial expert as defined within Section 229.407(d)(5) of the Securities Exchange Act of 1934.

Report of the Board of Directors Acting as the Audit Committee

The Board of Directors serves as the Company’s audit committee.  The Board acting as audit committee reviews the Company’s financial reporting process. In this context, the Board:

●	has reviewed and discussed with management the audited financial statements for the year ended March 31, 2014.

●	has discussed with EKS&H, LLLP, the Company’s independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

●
has received the written disclosures and the letter from EKS&H, LLLP, required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as modified or supplemented, and has discussed with EKS&H, LLLP, the independent registered public accountant’s independence.

Based on this review and the discussions referred to above, the Board determined that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2014, for filing with the Securities and Exchange Commission. The Board also appointed EKS&H, LLLP, as the Company’s independent registered public accountants for 2015.

This report is submitted on behalf of the members of the Board of Directors acting as the audit committee:

Douglas Larson	Jeremy Martin	J. Ross Colbert	Kevin Sipple

The Report of the Board acting as the audit committee set out above shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under these Acts.

Board Leadership Structure and Role in Risk Oversight

Mr. Sipple serves as the Chairman of our Board of Directors and Mr. Larson serves as the President and chief executive officer of the Company.  The Board of Directors believes that, considering the size of the Company and the Board of Directors, it is in the best interest of the Company and its shareholders to keep the position of Chairman of the Board and CEO separate.  Assessing and managing risk is the responsibility of the Company’s management.  The Board of Directors oversees and reviews certain aspects of the Company’s risk management efforts.

Non-Employee Director Compensation

Each non-employee director receives compensation totaling $1,000 for each meeting of the Board he attends in person or by qualified electronic means. In addition, if the Board of Directors form any Board committees in the future, it is anticipated that each non-employee director will receive $500 for each committee meeting he attends in person or by electronic means. Directors are also reimbursed for out-of pocket travel and other expenses incurred in attending Board and/or committee meetings.  In addition, non-employee directors may be engaged by the Company to perform consulting services from time to time and receive compensation for such services as negotiated with the Company.

The table below provides additional information with respect to compensation paid to the Company’s non-employee director for his services during fiscal 2014:

Name(1)	Fee Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)

Ross Colbert	$11,000	-	-	-	$11,000
____________________
(1)
Douglas A. Larson, the Company’s Chief Executive Officer and President and Jeremy S. Martin, the Company’s Vice President of Marketing, are not included in this table as they are employees and thus receive no compensation for their services as directors.  Kevin Sipple, as an employee in his former role as Vice President of Operations, also did not receive any compensation for his service as a director. The compensation received by Messrs. Larson, Sipple and Martin as employees is shown in the summary compensation table in this proxy statement.

(2)	There were four meetings of the Board during fiscal 2014.

RATIFICATION OF APPOINTMENT OF AUDITORS

(Proposal #2)

The Board of Directors has selected EKS&H, LLLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.  The firm has audited the financial records of the Company for the fiscal years ended March 31, 2014 and 2013 and is considered well qualified.  Representatives of EKS&H, LLLP will be available at the annual meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.

The Board is submitting its appointment of the Company’s independent registered public accounting firm for ratification by the Company’s shareholders at the annual meeting in order to ascertain the views of shareholders regarding such appointment.  In the event of a negative vote on this ratification, the Board may reconsider its selection.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EKS&H, LLLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2015.

Auditor Fees

The following table shows the aggregate fees billed to the Company for professional services by the Company’s principal independent registered public accounting firm, EKS&H, LLLP, for the fiscal years ended March 31, 2014 and 2013, respectively:

	Fiscal 2014	Fiscal 2013
Audit Fees(1)	$64,500	$61,000
Audit-Related fees	-	-
Tax Fees(2)	5,135	5,700
All Other Fees	-	-
Total Fees	$69,635	$66,700
____________________
(1)
Includes fees for the Company’s annual audits and reviews of the Company’s quarterly financial statements or services that are normally provided by the Company’s registered public accountant in connection with statutory or regulatory filings or engagements.

(2)	Includes fees for tax preparation services.

Pre-Approval Policies and Procedures

The Company’s Board of Directors, which serves as the audit committee, reviews the scope and extent of all audit and non-audit services to be provided by the independent registered public accountant and reviews and pre-approves all fees to be charged for such services.  The Board of Directors may establish additional or other procedures for the approval of audit and non-audit services that the Company’s independent registered public accountant performs.  In pre-approving services to be provided by the independent registered public accountant, the Board of Directors considers whether such services are consistent with applicable rules regarding auditor independence.  All fees set forth in the table above were approved by the Board of Directors.

ADVISORY VOTE ON COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

(Proposal #3)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareholders a non-binding, advisory vote to approve the compensation of our executive officers.

The Board of Directors, in its role as compensation committee, will review the results of the vote carefully. Depending upon the results of that review, the Board of Directors will take such action, if any, as it deems appropriate. Because this vote is advisory, it is not binding on the Company or the Board of Directors.

Before you vote on the resolution below, please read the “Summary Compensation Table” together with the related narrative disclosure and footnotes, in this Proxy Statement. The Board of Directors is asking shareholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion, is hereby APPROVED.”

The Board of Directors is asking shareholders to support this proposal. Although the vote we are asking you to cast is non-binding, the Board of Directors values the views of our shareholders and will consider the outcome of the vote, among other factors, when determining future compensation arrangements for our executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY ADVISORY VOTES

(Proposal #4)

In Proposal 3 (referred to as a “say-on-pay” vote), the Board is asking shareholders to cast a non-binding, advisory vote for the compensation that we paid in 2014 to our named executive officers, as disclosed in this Proxy Statement. The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that shareholders must be given the opportunity to indicate their preference, on a non-binding, advisory basis, at least once every six years, as to how frequently we should seek a non-binding, advisory vote to approve the compensation of our named executive officers.

In this Proposal 4, the Board of Directors is asking shareholders to cast a non-binding, advisory vote on how frequently we should have say-on-pay votes in the future. Shareholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may indicate that you are abstaining from voting. The Board is asking shareholders to cast a non-binding, advisory vote for the ONE-YEAR option.

The Board of Directors believes that say-on-pay votes should be conducted every year so that shareholders may express their views on compensation paid to our named executive officers. This vote, like the say-on-pay vote itself, is a non-binding, advisory vote but the Board of Directors will consider the outcome of the vote, among other factors, when determining the frequency of future say-on-pay votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “1 YEAR” AS TO THE FREQUENCY OF THE NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION.

EXECUTIVE OFFICERS

The following table sets forth information about the executive officers of the Company, including age, principal occupation and date each first became an executive officer.

Name	Age	Position(s)	Officer Since

Douglas A. Larson	59	President	1986
Jeremy S. Martin	59	Vice President of Marketing	1986
Cathleen M. Shoenfeld	45	Chief Financial Officer and Corporate Secretary	1998
Kate Janssen	43	Vice President of Sales and Customer Service	2002

Biographical information about Messrs. Larson and Martin can be found in the section of this proxy statement entitled “Election of Directors.”  Biographical information concerning executive officers who are not serving as directors is set forth below.  Executive officers are appointed by the Board of Directors and serve at the discretion of the Board until their successors are appointed.

Cathleen M. Shoenfeld joined Eldorado in 1990 and served as Assistant Treasurer from 1991 to 1998.  Currently, Ms. Shoenfeld is Chief Financial Officer and Corporate Secretary and her responsibilities include the procurement of financing for growth of operations of Eldorado, as well as overseeing the accounting functions for Eldorado including the annual audit and corporate reporting.  Ms. Shoenfeld holds a Bachelor of Science Degree in Economics and a Masters of Business Administration from the University of Colorado and is a Certified Management Accountant (CMA).

Kate Janssen joined Eldorado in 1995 and has served as Vice President in charge of Sales & Customer Service since 2002. Her responsibilities include management of the sales and service sectors of the wholesale product divisions.  Ms. Janssen holds a Bachelor of Fine Arts Degree from the University of Colorado.

EXECUTIVE COMPENSATION

Compensation Philosophy

The Company does not currently have a compensation committee and the Board has not adopted a compensation committee charter.  Compensation decisions regarding executive officers and directors are made by the entire Board of Directors.  The Board believes that it is appropriate not to have a compensation committee considering the current size of the Company and the Board and the Board’s current composition of directors.  The Board places high value on attracting and retaining executives since it is their talent and performance that is responsible for the Company’s success.  The Company’s general compensation philosophy is to create a performance-based culture that attracts and retains superior individuals. The Company does not have any employment agreements with any of its executive officers.

Summary Compensation Table

The following table sets forth the total compensation earned during the fiscal years ended March 31, 2014 and 2013 by the Company’s (i) principal executive officer; (ii) the two most highly compensated executive officers, other than the Company’s principal executive officer, and (iii) those two individuals, if any, who would have otherwise been in included in item (ii) above but for the fact that they were not serving as an executive officer as of March 31, 2014 (the individuals falling within categories (i), (ii) and (iii) are collectively referred to as the “named executive officers”).

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)		Total ($)
Douglas A. Larson,	2014	$145,112	—	—	—	—	—	$13,635	(2)	$158,747
President	2013	$120,355	—	—	—	—	—	$11,837	(2)	$132,192

Kevin Sipple (3)	2014	$130,650	—	—	—	—	—	$3,900	(2)	$134,550
Vice President of Operations	2013	$118,240	—	—	—	—	—	$5,758	(2)	$123,998

Jeremy Martin,	2014	$132,150	—	—	—	—	—	$11,810	(2)	$143,960
Vice President of Marketing	2013	$118,240	—	—	—	—	—	$11,146	(2)	$129,386
____________________
(1)
Includes all other compensation not reported in the preceding columns, including perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000.  Does not include certain fringe benefits made available on a nondiscriminatory basis to all the Company’s employees, such as group health insurance, vacation and sick leave, no-cost Eldorado water and related products, and Eldorado resort/swimming pool admission.

(2)
Includes (i) $9.301 paid in 2014 and $8,226 paid in 2013 to Mr. Larson, $1,800 paid in 2014 and $2,211paid in 2013 to Mr. Sipple and $7,960 paid in 2014 and $7,599 paid in 2013 to Mr. Martin by the Company for vehicle lease, insurance and gas and (ii) $4,334 paid in 2014 and $3,3611 paid in 2013 to Mr. Larson, $3,900 paid in 2014 and $3,547 paid in 2013 to Mr. Sipple and $3,950 paid in 2014 and $3,547 paid in 2013 to Mr. Martin by the Company as matching contributions to the Company’s 401(k) plan.

(3)	Mr. Sipple resigned his position in May 2014.

Outstanding Equity Awards at Fiscal Year-End

As of March 31, 2014, the Company’s named executive officers did not beneficially own any stock options or stock awards of the Company.

Securities Authorized for Issuance under Equity Compensation Plans

The following table gives information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of March 31, 2014.

Equity Compensation Plan Information Table

	Number of securities to be issued upon exercise of outstanding options and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	99,000	$1.60	1,950,000
Total	99,000	$1.60	1,950,000
____________________
(1)
Includes the Company’s 1997 Stock Option Plan (the “1997 Plan”) and the 2008 Incentive Stock Plan (the “2008 Plan”).  The 1997 Plan expired in May 2008, however there are currently outstanding options to purchase 49,000 shares of common stock with a weighted average exercise price of $1.41 per share.  With respect to the 2008 Plan, there are currently outstanding options to purchase a total of 50,000 shares of common stock with a weighted average exercise price of $1.80 and a total of 1,950,000 shares reserved for future awards.  None of these options are held by the Company’s named executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended March 31, 2014, there have been no transactions between the Company and any related persons in which the amount involved exceeds $120,000 and in which any related person had or will have an indirect material interest.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014 is being mailed to shareholders along with this proxy statement.  The Company will, upon written request and without charge, provide to any person solicited hereunder additional copies of the Annual Report on Form 10-K for the fiscal year ended March 31, 2014, as filed with the Securities and Exchange Commission.  Requests should be addressed to the Company’s Chief Financial Officer, Eldorado Artesian Springs, Inc., 1783 Dogwood Street, Louisville, Colorado 80027.

OTHER MATTERS

As of the date of this proxy statement, management does not know of any other matters to be presented at the Annual Meeting other than those set forth herein.  However, if any other matters properly come before the meeting, the accompanying proxy will be voted in accordance with the best judgment of the proxy holders.

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

The Company’s 2015 annual meeting of shareholders is expected to be held in September of 2015.  Shareholder proposals that are intended to be included in the Company’s proxy materials for the 2015 annual meeting must be presented pursuant to Securities and Exchange Commission Rule 14a-8 and received by the Company’s Secretary no later than April 30, 2015.  A shareholder proposal not included in the Company’s proxy statement for the 2015 annual meeting will be ineligible for presentation at the meeting unless the shareholder gives timely notice of the proposal in writing to the Secretary at the Company’s principal executive offices and otherwise complies with the provisions in the Company’s bylaws.  Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of shareholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of shareholders or the date specified by an overriding advance notice provision in the company’s bylaws. The Company’s bylaws do not contain such an advance notice provision.  Accordingly, for the Company’s 2015 annual meeting, shareholders’ written notices must be received by the Company before July 17, 2015 for any proposal a shareholder wishes to bring before the meeting but for which such shareholder does not seek to have a written proposal considered for inclusion in the proxy statement and form of proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Cathleen Shoenfeld
Cathleen Shoenfeld
Secretary

Louisville, Colorado
July 29, 2014

ANNUAL MEETING OF SHAREHOLDERS OF
ELDORADO ARTESIAN SPRINGS, INC.

September 22, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Eldorado Artesian Springs, Inc. proxy statement, proxy card, and annual report on Form 10-K for the year-ended March 31, 2014 are available for view on the Internet at http://www.eldoradosprings.com/annualmeeting2014

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 22, 2014

           The undersigned hereby constitutes, appoints and authorizes Douglas A. Larson and Cathleen Shoenfeld, or either of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the shares of the $0.001 par value common stock of Eldorado Artesian Springs, Inc., a Colorado corporation, held by the undersigned as of August 1, 2014, at the annual meeting of shareholders to be held at the Company’s executive offices located at 1783 Dogwood Street, Louisville, Colorado 80027 at 10:00 a.m., Mountain Daylight Time, on Monday, September 22, 2014 and at any and all adjournments thereof, for the purposes described below.

The Board of Directors recommends you vote FOR the following:

1.	To elect four directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified:

☐           FOR all nominees listed below (except as marked to the contrary):

Douglas A. Larson                                    Jeremy S. Martin
J. Ross Colbert                                           Jane S. Miller

☐           WITHHOLD AUTHORITY to vote for all nominees.

(INSTRUCTION:  To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his or her name.  If authority to vote for the election of any nominee is not withheld, the execution of this proxy card will be deemed to grant such authority.)

The Board of Directors recommends you vote FOR the following proposal:

2.	To ratify the appointment of EKS&H, LLLP as the Company’s independent registered public accountants for the fiscal year ending March 31, 2015.

☐ FOR                                ☐ AGAINST                                           ☐ ABSTAIN

The Board of Directors recommends you vote FOR the following proposal:

3.
To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the section of the accompanying proxy statement entitled “Executive Compensation.”

☐ FOR                                ☐ AGAINST                                           ☐ ABSTAIN

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4.	To approve on a non-binding, advisory basis the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers.

☐ 1 Year                      ☐ 2 Years                      ☐ 3 Years                      ☐ Abstain

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED TO ELECT THE NOMINEES DESCRIBED IN ITEM 1, “FOR” PROPOSALS 2 and 3 and “1 YEAR” WITH RESPECT TO PROPOSAL 4.  TO THE EXTENT PERMITTED BY LAW, THIS PROXY CARD CONFERS DISCRETIONARY AUTHORITY TO THE PERSON VOTING THE PROXY AT THE MEETING ACCORDING TO SUCH PERSON’S BEST JUDGMENT WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

Dated: ___________________

Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) shown hereof.  Executors, administrators, trustees, guardians and attorneys should indicate when signing.  Attorneys should submit powers of attorney.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELDORADO ARTESIAN SPRINGS, INC.  PLEASE SIGN AND RETURN THIS PROXY CARD TO THE COMPANY NO LATER THAN THE DAY (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) BEFORE THE DAY OF THE MEETING OR ANY ADJOURNMENT THEREOF.  THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.